UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05719

Dreyfus Stock Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/17

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Stock Index Fund, Inc.

ANNUAL REPORT December 31, 2017

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Stock Index Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Stock Index Fund, Inc., covering the 12-month period from January 1, 2017 through December 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced modestly positive results during 2017. Financial markets early in the year were dominated by the inauguration of a new U.S. president, as equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies. U.S. and international stocks continued to rally in the spring as corporate earnings grew and global economic conditions improved. Later in the year, the passage of tax reform legislation fueled additional stock market gains.

Despite three short-term interest rate hikes and concerns early in the year that inflation might accelerate in a growing economy, bonds generally produced positive total returns in 2017. Corporate-backed securities and municipal bonds fared particularly well.

The markets’ strong performance last year was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market, and low inflation. We currently expect these favorable conditions to persist in 2018, but we remain watchful for economic and political developments that could negatively impact the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
January 16, 2018

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2017 through December 31, 2017, as provided by portfolio managers Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, of Mellon Capital Management Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2017, Dreyfus Stock Index Fund, Inc.’s Initial Shares produced a total return of 21.53%, and its Service Shares produced a total return of 21.22%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 21.82% for the same period.2,3

Large-cap stocks gained ground amid better-than-expected corporate earnings, improving global economic prospects, and expectations of more stimulative U.S. government policies. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index.

Rising Corporate Earnings Drove Markets Higher

Equity markets rallied at the start of 2017 in anticipation of lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new U.S. presidential administration. In the ensuing months, better-than-expected corporate earnings and synchronized global economic growth drove the Index to a series of new highs. The market rally paused in the spring due to political concerns, but strengthening labor markets and further corporate earnings growth soon sparked additional market gains. Late in the year, the market continued to rise as investors looked forward to the passage of federal tax-reform legislation.

The market’s advance was supported throughout the reporting period by measured, well-telegraphed shifts in monetary policy from the Federal Reserve Board (the “Fed”). Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Fed’s gradual approach to withdrawing economic stimulus was received calmly by investors, who focused more on improving business conditions. Moreover, a weakening U.S. dollar against most major currencies helped bolster results for U.S. exporters.

Technology Stocks Led the Market’s Advance

The Index’s robust results over the reporting period were largely driven by impressive earnings growth in the information technology sector. Ongoing trends in favor of cloud computing, e-commerce, digital advertising, artificial intelligence, virtual reality, and mobile communications helped support revenues and earnings for a variety of large technology companies, most notably industry leaders such as Apple, Facebook, Microsoft, and Alphabet (the parent of Google). Some of these industry giants moved into new lines of business, disrupting other areas, such as retail sales. Technological innovations also generated robust demand for semiconductor companies, which benefited from renewed pricing power in a consolidating industry.

The health care sector posted strong gains during 2017, as Congress’s inability to repeal Obamacare helped support the outlook for a number of hospital operators and insurers. Moreover, concerns waned regarding government intervention to control drug costs, removing an impediment to gains among large biotechnology firms and pharmaceutical developers. Finally, the industry obtained regulatory approval of a record number of new drugs during the year, further bolstering their prospects

DISCUSSION OF FUND PERFORMANCE (continued)

in the eyes of investors. Very large drug companies with diversified revenue sources fared especially well.

The financials sector also produced impressive results. Higher short-term interest rates helped banks and capital markets firms expand their lending margins, revenues from currency trading, and deposits in interest-bearing accounts. Deregulation of the financials sector and corporate tax reform helped boost profits further, and the previous cost-cutting efforts positioned many financial institutions well for the 2017 upturn. In the materials sector, mining stocks fared well amid rising demand for the industrial metals used in electronic vehicle batteries.

Only the telecommunication services and energy sectors posted negative absolute returns during 2017. Comprised of just four companies, the Index’s telecommunication services components confronted challenges presented by “cord cutting” when more customers disconnected landlines and replaced cable television with Internet-based entertainment services. In addition, a proposed acquisition by a major telecommunications company was blocked by regulators. The energy sector was hurt by low oil prices early in the reporting period, reduced production volumes, heavy debt burdens, and concerns that large oil companies might not be able to sustain their current dividends.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that, in our view, the U.S. and global economic recoveries show no signs of slowing, and corporate earnings have continued to exceed many analysts’ expectations. However, the market’s currently constructive conditions could be undermined by unexpected political and economic developments. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

January 16, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500™,”and “S&P 500®” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s does not make any representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of Dreyfus Stock Index Fund made available through insurance products may be similar to those of other funds managed by Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Stock Index Fund, Inc. Initial shares and Service shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Initial and Service shares of Dreyfus Stock Index Fund, Inc. on 12/31/07 to a $10,000 investment made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/17
	1 Year	5 Years	10 Years
Initial shares	21.53%	15.50%	8.26%
Service shares	21.22%	15.21%	7.98%
S&P 500® Index	21.82%	15.78%	8.49%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Stock Index Fund, Inc. from July 1, 2017 to December 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.44	$2.77
Ending value (after expenses)	$1,112.90	$1,111.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2017
	Initial Shares	Service Shares
Expenses paid per $1,000†	$1.38	$2.65
Ending value (after expenses)	$1,023.84	$1,022.58

† Expenses are equal to the fund’s annualized expense ratio of .27% for Initial shares and .52% for Service shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2017

Description	Shares		Value ($)
Common Stocks - 98.5%
Automobiles & Components - .7%
Aptiv	29,929		2,538,877
BorgWarner	22,363		1,142,526
Ford Motor	427,091		5,334,367
General Motors	141,290		5,791,477
Goodyear Tire & Rubber	28,219		911,756
Harley-Davidson	19,697	[a]	1,002,183
			16,721,186
Banks - 6.5%
Bank of America	1,070,331		31,596,171
BB&T	87,295		4,340,307
Citigroup	292,278		21,748,406
Citizens Financial Group	54,827		2,301,637
Comerica	19,575		1,699,306
Fifth Third Bancorp	78,405		2,378,808
Huntington Bancshares	119,284		1,736,775
JPMorgan Chase & Co.	382,935		40,951,069
KeyCorp	119,015		2,400,533
M&T Bank	16,716		2,858,269
People's United Financial	38,166		713,704
PNC Financial Services Group	52,918		7,635,538
Regions Financial	128,545		2,221,258
SunTrust Banks	52,602		3,397,563
U.S. Bancorp	173,395		9,290,504
Wells Fargo & Co.	488,810		29,656,103
Zions Bancorporation	22,529		1,145,149
			166,071,100
Capital Goods - 7.3%
3M	65,474		15,410,615
A.O. Smith	16,392		1,004,502
Acuity Brands	4,798	[a]	844,448
Allegion	10,025		797,589
AMETEK	24,852		1,801,024
Arconic	46,382		1,263,909
Boeing	61,666		18,185,920
Caterpillar	65,091		10,257,040
Cummins	16,801		2,967,729
Deere & Co.	34,795		5,445,765
Dover	17,738		1,791,361
Eaton	48,745		3,851,342
Emerson Electric	71,583		4,988,619
Fastenal	31,540		1,724,923

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Capital Goods - 7.3% (continued)
Flowserve	15,282		643,831
Fluor	16,243		838,951
Fortive	32,720		2,367,292
Fortune Brands Home & Security	16,896		1,156,362
General Dynamics	31,007		6,308,374
General Electric	955,657		16,676,215
Honeywell International	83,498		12,805,253
Illinois Tool Works	33,943		5,663,390
Ingersoll-Rand	28,215		2,516,496
Jacobs Engineering Group	14,249		939,864
Johnson Controls International	103,086		3,928,607
L3 Technologies	8,573		1,696,168
Lockheed Martin	27,480		8,822,454
Masco	34,424		1,512,591
Northrop Grumman	19,068		5,852,160
PACCAR	38,762		2,755,203
Parker-Hannifin	14,460		2,885,927
Pentair	17,992		1,270,595
Quanta Services	17,734	[b]	693,577
Raytheon	31,814		5,976,260
Rockwell Automation	14,384		2,824,298
Rockwell Collins	18,024		2,444,415
Roper Technologies	11,346		2,938,614
Snap-on	6,105	[a]	1,064,101
Stanley Black & Decker	16,704		2,834,502
Textron	30,381		1,719,261
TransDigm Group	5,548		1,523,592
United Rentals	9,401	[b]	1,616,126
United Technologies	81,570		10,405,885
W.W. Grainger	6,100		1,441,125
Xylem	19,315		1,317,283
			185,773,558
Commercial & Professional Services - .6%
Cintas	9,477		1,476,801
Equifax	13,108		1,545,695
IHS Markit	39,241	[b]	1,771,731
Nielsen Holdings	37,242	[a]	1,355,609
Republic Services	25,765		1,741,972
Robert Half International	14,047		780,170
Stericycle	8,923	[b]	606,675
Verisk Analytics	16,784	[b]	1,611,264
Waste Management	45,050		3,887,815
			14,777,732

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Consumer Durables & Apparel - 1.2%
D.R. Horton	36,408		1,859,357
Garmin	13,395		797,940
Hanesbrands	38,936	[a]	814,152
Hasbro	12,386		1,125,764
Leggett & Platt	15,324		731,415
Lennar, Cl. A	21,645		1,368,830
Mattel	38,123		586,332
Michael Kors Holdings	17,597	[b]	1,107,731
Mohawk Industries	6,782	[b]	1,871,154
Newell Brands	53,082		1,640,234
NIKE, Cl. B	145,004		9,070,000
PulteGroup	32,331		1,075,006
PVH	8,737		1,198,804
Ralph Lauren	5,763	[a]	597,565
Tapestry	30,649		1,355,605
Under Armour, Cl. A	19,428	[a,b]	280,346
Under Armour, Cl. C	19,567	[a,b]	260,632
VF	35,833		2,651,642
Whirlpool	7,974		1,344,735
			29,737,244
Consumer Services - 1.8%
Carnival	44,906		2,980,411
Chipotle Mexican Grill	2,767	[b]	799,746
Darden Restaurants	13,862		1,331,029
H&R Block	23,352		612,289
Hilton Worldwide Holdings	22,812		1,821,766
Marriott International, Cl. A	33,853		4,594,868
McDonald's	88,027		15,151,207
MGM Resorts International	56,427		1,884,098
Norwegian Cruise Line Holdings	19,542	[b]	1,040,611
Royal Caribbean Cruises	18,344		2,188,072
Starbucks	157,019		9,017,601
Wyndham Worldwide	11,792		1,366,339
Wynn Resorts	8,744		1,474,151
Yum! Brands	37,604		3,068,862
			47,331,050
Diversified Financials - 5.5%
Affiliated Managers Group	6,085		1,248,946
American Express	79,549		7,900,011
Ameriprise Financial	16,549		2,804,559
Bank of New York Mellon	113,659		6,121,674
Berkshire Hathaway, Cl. B	212,055	[b]	42,033,542
BlackRock	13,564		6,967,962

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Diversified Financials - 5.5% (continued)
Capital One Financial	53,653		5,342,766
CBOE Global Markets	12,045		1,500,687
Charles Schwab	131,145		6,736,919
CME Group	37,097		5,418,017
Discover Financial Services	40,995		3,153,335
E*TRADE Financial	30,999	[b]	1,536,620
Franklin Resources	36,987		1,602,647
Goldman Sachs Group	38,761		9,874,752
Intercontinental Exchange	64,603		4,558,388
Invesco	46,009		1,681,169
Leucadia National	35,715		946,090
Moody's	18,077		2,668,346
Morgan Stanley	153,700		8,064,639
Nasdaq	12,808		984,039
Navient	32,964		439,080
Northern Trust	23,482		2,345,617
Raymond James Financial	14,233		1,271,007
S&P Global	28,134		4,765,900
State Street	40,720		3,974,679
Synchrony Financial	81,361		3,141,348
T. Rowe Price Group	26,177		2,746,753
			139,829,492
Energy - 6.0%
Anadarko Petroleum	61,766		3,313,128
Andeavor	15,869		1,814,461
Apache	41,830		1,766,063
Baker Hughes	47,474		1,502,077
Cabot Oil & Gas	52,605		1,504,503
Chesapeake Energy	81,812	[a,b]	323,976
Chevron	209,261		26,197,385
Cimarex Energy	10,074		1,229,129
Concho Resources	16,142	[b]	2,424,851
ConocoPhillips	132,142		7,253,274
Devon Energy	57,596		2,384,474
EOG Resources	63,647		6,868,148
EQT	26,339		1,499,216
Exxon Mobil	466,945		39,055,280
Halliburton	95,629		4,673,389
Helmerich & Payne	11,479	[a]	742,003
Hess	28,894		1,371,598
Kinder Morgan	211,334		3,818,805
Marathon Oil	91,368		1,546,860
Marathon Petroleum	54,106		3,569,914

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Energy - 6.0% (continued)
National Oilwell Varco	42,029	[a]	1,513,885
Newfield Exploration	21,473	[b]	677,044
Noble Energy	53,396		1,555,959
Occidental Petroleum	84,571		6,229,500
ONEOK	42,291		2,260,454
Phillips 66	47,858		4,840,837
Pioneer Natural Resources	18,680		3,228,838
Range Resources	20,610	[a]	351,607
Schlumberger	152,137		10,252,512
TechnipFMC	48,278		1,511,584
Valero Energy	48,598		4,466,642
Williams Cos.	91,425		2,787,548
			152,534,944
Food & Staples Retailing - 1.8%
Costco Wholesale	47,987		8,931,340
CVS Health	111,515		8,084,837
Kroger	99,052		2,718,977
Sysco	53,575		3,253,610
Walgreens Boots Alliance	95,395		6,927,585
Wal-Mart Stores	160,846		15,883,542
			45,799,891
Food, Beverage & Tobacco - 4.5%
Altria Group	210,494		15,031,377
Archer-Daniels-Midland	61,920		2,481,754
Brown-Forman, Cl. B	21,484		1,475,306
Campbell Soup	21,360	[a]	1,027,630
Coca-Cola	421,571		19,341,677
Conagra Brands	43,604		1,642,563
Constellation Brands, Cl. A	18,693		4,272,659
Dr. Pepper Snapple Group	20,658		2,005,065
General Mills	62,767		3,721,455
Hershey	15,518		1,761,448
Hormel Foods	30,264	[a]	1,101,307
J.M. Smucker	12,963		1,610,523
Kellogg	27,970	[a]	1,901,401
Kraft Heinz	66,193		5,147,168
McCormick & Co.	12,587	[a]	1,282,741
Molson Coors Brewing, Cl. B	20,434		1,677,018
Mondelez International, Cl. A	165,941		7,102,275
Monster Beverage	44,859	[b]	2,839,126
PepsiCo	156,595		18,778,872
Philip Morris International	171,148		18,081,786

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Food, Beverage & Tobacco - 4.5% (continued)
Tyson Foods, Cl. A	32,172		2,608,184
			114,891,335
Health Care Equipment & Services - 5.5%
Abbott Laboratories	191,738		10,942,488
Aetna	36,251		6,539,318
Align Technology	7,929	[b]	1,761,744
AmerisourceBergen	18,669		1,714,188
Anthem	28,363		6,381,959
Baxter International	54,380		3,515,123
Becton Dickinson & Co.	29,125		6,234,560
Boston Scientific	152,316	[b]	3,775,914
Cardinal Health	34,296		2,101,316
Centene	18,625	[b]	1,878,890
Cerner	34,219	[b]	2,306,018
Cigna	27,231		5,530,344
Cooper	5,368		1,169,580
Danaher	67,711		6,284,935
DaVita	16,644	[b]	1,202,529
DENTSPLY SIRONA	24,709		1,626,593
Edwards Lifesciences	23,492	[b]	2,647,783
Envision Healthcare	12,906	[b]	446,031
Express Scripts Holding	62,670	[b]	4,677,689
HCA Healthcare	31,087	[b]	2,730,682
Henry Schein	18,015	[b]	1,258,888
Hologic	30,448	[b]	1,301,652
Humana	15,742		3,905,118
IDEXX Laboratories	9,925	[b]	1,552,071
Intuitive Surgical	12,328	[b]	4,498,980
Laboratory Corporation of America Holdings	11,379	[b]	1,815,064
McKesson	23,482		3,662,018
Medtronic	148,863		12,020,687
Patterson	8,827	[a]	318,919
Quest Diagnostics	15,502		1,526,792
ResMed	15,817		1,339,542
Stryker	35,179		5,447,116
UnitedHealth Group	106,776		23,539,837
Universal Health Services, Cl. B	9,837		1,115,024
Varian Medical Systems	10,326	[b]	1,147,735
Zimmer Biomet Holdings	22,039		2,659,446
			140,576,573
Household & Personal Products - 1.8%
Church & Dwight	26,853		1,347,215

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Household & Personal Products - 1.8% (continued)
Clorox	14,112		2,099,019
Colgate-Palmolive	96,607		7,288,998
Coty, Cl. A	52,084		1,035,951
Estee Lauder, Cl. A	24,638		3,134,939
Kimberly-Clark	38,755		4,676,178
Procter & Gamble	280,496		25,771,972
			45,354,272
Insurance - 2.6%
Aflac	43,252		3,796,661
Allstate	39,722		4,159,291
American International Group	98,794		5,886,146
Aon	27,977		3,748,918
Arthur J. Gallagher & Co.	19,351		1,224,531
Assurant	5,732		578,015
Brighthouse Financial	10,989		644,395
Chubb	51,072		7,463,151
Cincinnati Financial	16,411		1,230,333
Everest Re Group	4,573		1,011,822
Hartford Financial Services Group	39,845		2,242,477
Lincoln National	24,240		1,863,329
Loews	29,459		1,473,834
Marsh & McLennan Cos.	56,985		4,638,009
MetLife	116,216		5,875,881
Principal Financial Group	29,189		2,059,576
Progressive	63,327		3,566,577
Prudential Financial	46,842		5,385,893
Torchmark	12,317		1,117,275
Travelers	30,454		4,130,781
Unum Group	24,516		1,345,683
Willis Towers Watson	14,289		2,153,209
XL Group	28,033		985,640
			66,581,427
Materials - 2.9%
Air Products & Chemicals	24,219		3,973,854
Albemarle	12,351		1,579,569
Avery Dennison	9,321		1,070,610
Ball	38,369		1,452,267
CF Industries Holdings	26,348		1,120,844
DowDuPont	257,792		18,359,946
Eastman Chemical	15,643		1,449,168
Ecolab	28,785		3,862,371
FMC	14,412		1,364,240
Freeport-McMoRan	146,998	[b]	2,787,082

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Materials - 2.9% (continued)
International Flavors & Fragrances	8,669		1,322,976
International Paper	45,571		2,640,384
LyondellBasell Industries, Cl. A	35,978		3,969,093
Martin Marietta Materials	6,753		1,492,683
Monsanto	47,952		5,599,835
Mosaic	38,528		988,628
Newmont Mining	58,902		2,210,003
Nucor	34,778		2,211,185
Packaging Corporation of America	10,502		1,266,016
PPG Industries	28,641		3,345,842
Praxair	31,464		4,866,852
Sealed Air	21,601		1,064,929
Sherwin-Williams	9,054		3,712,502
Vulcan Materials	14,486		1,859,568
WestRock	28,483		1,800,380
			75,370,827
Media - 2.7%
CBS, Cl. B	39,951		2,357,109
Charter Communications, Cl. A	21,455	[b]	7,208,022
Comcast, Cl. A	514,472		20,604,604
Discovery Communications, Cl. A	16,443	[a,b]	367,994
Discovery Communications, Cl. C	21,895	[b]	463,517
DISH Network, Cl. A	25,077	[b]	1,197,427
Interpublic Group of Companies	44,934		905,869
News Corp., Cl. A	41,502		672,747
News Corp., Cl. B	11,398		189,207
Omnicom Group	25,194		1,834,879
Scripps Networks Interactive, Cl. A	10,693		912,968
Time Warner	85,759		7,844,376
Twenty-First Century Fox, Cl. A	114,557		3,955,653
Twenty-First Century Fox, Cl. B	48,556		1,656,731
Viacom, Cl. B	38,705		1,192,501
Walt Disney	166,731		17,925,250
			69,288,854
Pharmaceuticals, Biotechnology & Life Sciences - 8.0%
AbbVie	175,629		16,985,081
Agilent Technologies	34,983		2,342,811
Alexion Pharmaceuticals	24,909	[b]	2,978,867
Allergan	36,757		6,012,710
Amgen	80,180		13,943,302
Biogen	23,371	[b]	7,445,299
Bristol-Myers Squibb	180,427		11,056,567
Celgene	86,695	[b]	9,047,490

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 8.0% (continued)
Eli Lilly & Co.	106,271		8,975,649
Gilead Sciences	143,139		10,254,478
Illumina	16,086	[b]	3,514,630
Incyte	18,468	[b]	1,749,104
IQVIA Holdings	16,454	[b]	1,610,847
Johnson & Johnson	296,066		41,366,341
Merck & Co.	301,399		16,959,722
Mettler-Toledo International	2,793	[b]	1,730,319
Mylan	57,734	[b]	2,442,726
PerkinElmer	11,882		868,812
Perrigo	14,592	[a]	1,271,839
Pfizer	656,906		23,793,135
Regeneron Pharmaceuticals	8,476	[b]	3,186,637
Thermo Fisher Scientific	43,799		8,316,554
Vertex Pharmaceuticals	27,538	[b]	4,126,845
Waters	8,814	[b]	1,702,777
Zoetis	54,422		3,920,561
			205,603,103
Real Estate - 2.8%
Alexandria Real Estate Equities	10,489	[c]	1,369,758
American Tower	47,049	[c]	6,712,481
Apartment Investment & Management, Cl. A	16,786	[c]	733,716
AvalonBay Communities	15,230	[c]	2,717,184
Boston Properties	17,051	[c]	2,217,142
CBRE Group, Cl. A	32,835	[b]	1,422,084
Crown Castle International	44,721	[c]	4,964,478
Digital Realty Trust	22,579	[c]	2,571,748
Duke Realty	39,592	[c]	1,077,298
Equinix	8,630	[c]	3,911,289
Equity Residential	40,708	[c]	2,595,949
Essex Property Trust	7,293	[c]	1,760,311
Extra Space Storage	13,442	[c]	1,175,503
Federal Realty Investment Trust	8,023	[c]	1,065,535
GGP	68,028	[c]	1,591,175
HCP	51,348	[c]	1,339,156
Host Hotels & Resorts	81,659	[c]	1,620,931
Iron Mountain	28,620	[c]	1,079,833
Kimco Realty	46,220	[c]	838,893
Macerich	12,041	[c]	790,853
Mid-America Apartment Communities	12,512	[c]	1,258,207
Prologis	58,455	[c]	3,770,932

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Real Estate - 2.8% (continued)
Public Storage	16,500	[c]	3,448,500
Realty Income	29,999	[c]	1,710,543
Regency Centers	16,163	[c]	1,118,156
SBA Communications	13,011	[b,c]	2,125,477
Simon Property Group	34,110	[c]	5,858,051
SL Green Realty	10,769	[c]	1,086,915
UDR	28,506	[c]	1,098,051
Ventas	38,685	[c]	2,321,487
Vornado Realty Trust	19,247	[c]	1,504,730
Welltower	40,073	[c]	2,555,455
Weyerhaeuser	82,470	[c]	2,907,892
			72,319,713
Retailing - 5.7%
Advance Auto Parts	7,908		788,349
Amazon.com	44,065	[b]	51,532,696
AutoZone	3,043	[b]	2,164,699
Best Buy	28,662		1,962,487
CarMax	19,963	[b]	1,280,227
Dollar General	28,438		2,645,018
Dollar Tree	25,671	[b]	2,754,755
Expedia	13,270		1,589,348
Foot Locker	15,058		705,919
Gap	25,884		881,609
Genuine Parts	16,734		1,589,897
Home Depot	128,821		24,415,444
Kohl's	19,721	[a]	1,069,470
L Brands	26,581	[a]	1,600,708
LKQ	33,545	[b]	1,364,275
Lowe's	92,800		8,624,832
Macy's	34,119	[a]	859,458
Netflix	47,663	[b]	9,149,389
Nordstrom	12,959	[a]	613,997
O'Reilly Automotive	9,703	[b]	2,333,960
Priceline Group	5,384	[b]	9,355,992
Ross Stores	42,600		3,418,650
Signet Jewelers	7,792	[a]	440,638
Target	60,122		3,922,960
The TJX Companies	70,268		5,372,691
Tiffany & Co.	11,495		1,194,905
Tractor Supply	14,530		1,086,117
TripAdvisor	11,867	[a,b]	408,937
Ulta Beauty	6,504	[b]	1,454,685
			144,582,112

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices	86,021	[a,b]	884,296
Analog Devices	40,173		3,576,602
Applied Materials	117,400		6,001,488
Broadcom	44,563		11,448,235
Intel	516,213		23,828,392
KLA-Tencor	17,057		1,792,179
Lam Research	17,979		3,309,395
Microchip Technology	25,476	[a]	2,238,831
Micron Technology	126,655	[b]	5,208,054
NVIDIA	66,726		12,911,481
Qorvo	14,255	[a,b]	949,383
QUALCOMM	161,675		10,350,433
Skyworks Solutions	20,775		1,972,586
Texas Instruments	109,065		11,390,749
Xilinx	27,833		1,876,501
			97,738,605
Software & Services - 14.0%
Accenture, Cl. A	67,874		10,390,831
Activision Blizzard	83,250		5,271,390
Adobe Systems	54,142	[b]	9,487,844
Akamai Technologies	19,438	[b]	1,264,248
Alliance Data Systems	5,341		1,353,837
Alphabet, Cl. A	32,840	[b]	34,593,656
Alphabet, Cl. C	33,264	[b]	34,807,450
ANSYS	9,519	[b]	1,404,909
Autodesk	23,748	[b]	2,489,503
Automatic Data Processing	48,877		5,727,896
CA	34,589		1,151,122
Cadence Design Systems	30,780	[b]	1,287,220
Citrix Systems	15,852	[b]	1,394,976
Cognizant Technology Solutions, Cl. A	64,293		4,566,089
CSRA	17,455		522,254
DXC Technology	31,414		2,981,189
eBay	107,365	[b]	4,051,955
Electronic Arts	34,184	[b]	3,591,371
Facebook, Cl. A	262,693	[b]	46,354,807
Fidelity National Information Services	36,765		3,459,219
Fiserv	23,106	[b]	3,029,890
Gartner	9,995	[b]	1,230,884
Global Payments	16,885		1,692,552
International Business Machines	94,986		14,572,752
Intuit	27,119		4,278,836
Mastercard, Cl. A	102,779		15,556,629

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Software & Services - 14.0% (continued)
Microsoft	850,132		72,720,291
Oracle	335,511		15,862,960
Paychex	35,038		2,385,387
PayPal Holdings	123,879	[b]	9,119,972
Red Hat	19,572	[b]	2,350,597
salesforce.com	75,574	[b]	7,725,930
Symantec	67,838		1,903,534
Synopsys	16,622	[b]	1,416,859
Total System Services	18,390		1,454,465
VeriSign	9,924	[a,b]	1,135,703
Visa, Cl. A	200,033	[a]	22,807,763
Western Union	50,367		957,477
			356,354,247
Technology Hardware & Equipment - 5.7%
Amphenol, Cl. A	34,110		2,994,858
Apple	566,130		95,806,180
Cisco Systems	545,308		20,885,296
Corning	96,240		3,078,718
F5 Networks	6,884	[b]	903,318
FLIR Systems	14,867		693,100
Harris	13,158		1,863,831
Hewlett Packard Enterprise	176,573		2,535,588
HP	183,469		3,854,684
Juniper Networks	42,074		1,199,109
Motorola Solutions	18,353		1,658,010
NetApp	30,918		1,710,384
Seagate Technology	32,787	[a]	1,371,808
TE Connectivity	39,400		3,744,576
Western Digital	32,384		2,575,500
Xerox	23,627		688,727
			145,563,687
Telecommunication Services - 2.0%
AT&T	676,680		26,309,318
CenturyLink	105,823		1,765,128
Verizon Communications	449,527		23,793,464
			51,867,910
Transportation - 2.2%
Alaska Air Group	13,466		989,886
American Airlines Group	47,966		2,495,671
CH Robinson Worldwide	15,780	[a]	1,405,840
CSX	98,752		5,432,347
Delta Air Lines	73,662		4,125,072
Expeditors International of Washington	20,041		1,296,452

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Transportation - 2.2% (continued)
FedEx	26,883		6,708,384
J.B. Hunt Transport Services	9,968		1,146,121
Kansas City Southern	12,012		1,263,903
Norfolk Southern	31,601		4,578,985
Southwest Airlines	60,815		3,980,342
Union Pacific	86,942		11,658,922
United Continental Holdings	28,592	[b]	1,927,101
United Parcel Service, Cl. B	75,385		8,982,123
			55,991,149
Utilities - 2.9%
AES	69,607		753,844
Alliant Energy	24,975		1,064,185
Ameren	26,777		1,579,575
American Electric Power	54,700		4,024,279
American Water Works	19,569		1,790,368
CenterPoint Energy	48,559		1,377,133
CMS Energy	30,993		1,465,969
Consolidated Edison	33,426		2,839,539
Dominion Resources	70,320		5,700,139
DTE Energy	19,573		2,142,461
Duke Energy	76,537		6,437,527
Edison International	35,563		2,249,004
Entergy	19,984		1,626,498
Eversource Energy	35,120		2,218,882
Exelon	104,941		4,135,725
FirstEnergy	48,902		1,497,379
NextEra Energy	51,807		8,091,735
NiSource	35,898		921,502
NRG Energy	33,148		944,055
PG&E	56,805		2,546,568
Pinnacle West Capital	12,226		1,041,411
PPL	75,138		2,325,521
Public Service Enterprise Group	55,264		2,846,096
SCANA	15,778		627,649
Sempra Energy	27,505		2,940,835
Southern	109,924		5,286,245
WEC Energy Group	35,216	[a]	2,339,399
Xcel Energy	56,160		2,701,858
			73,515,381
Total Common Stocks (cost $883,233,102)			2,514,175,392

STATEMENT OF INVESTMENTS (continued)

Description	Principal Amount ($)		Value ($)
Short-Term Investments - .1%
U.S. Treasury Bills
1.28%, 3/8/18 (cost $1,705,987)	1,710,000	[d]	1,706,021
	Shares
Other Investment - 1.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $39,341,583)	39,341,583	[e]	39,341,583

Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $7,574,859)	7,574,859	[e]	7,574,859
Total Investments (cost $931,855,531)	100.4%		2,562,797,855
Liabilities, Less Cash and Receivables	(.4%)		(9,092,645)
Net Assets	100.0%		2,553,705,210

aSecurity, or portion thereof, on loan. At December 31, 2017, the value of the fund’s securities on loan was $49,680,783 and the value of the collateral held by the fund was $50,997,504, consisting of cash collateral of $7,574,859 and U.S. Government & Agency securities valued at $43,422,645.

bNon-income producing security.

cInvestment in real estate investment trust.

dHeld by a counterparty for open futures contracts.

eInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	14.0
Pharmaceuticals, Biotechnology & Life Sciences	8.0
Capital Goods	7.3
Banks	6.5
Energy	6.0
Technology Hardware & Equipment	5.7
Retailing	5.7
Health Care Equipment & Services	5.5
Diversified Financials	5.5
Food, Beverage & Tobacco	4.5
Semiconductors & Semiconductor Equipment	3.8
Materials	2.9
Utilities	2.9
Real Estate	2.8
Media	2.7
Insurance	2.6
Transportation	2.2
Telecommunication Services	2.0
Short-Term/Money Market Investments	1.9
Consumer Services	1.8
Food & Staples Retailing	1.8
Household & Personal Products	1.8
Consumer Durables & Apparel	1.2
Automobiles & Components	.7
Commercial & Professional Services	.6
100.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 12/31/16($)	Purchases($)	Sales($)	Value 12/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	25,283,384	276,326,690	262,268,491	39,341,583	1.5	265,857
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	9,945,073	174,306,784	176,676,998	7,574,859.3		-
Total	35,228,457	450,633,474	438,945,489	46,916,442	1.8	265,857

See notes to financial statements.

STATEMENT OF FUTURES
December 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	324	3/2018	43,027,601	43,351,200	323,599
Gross Unrealized Appreciation				323,599

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $49,680,783)—Note 1(b):
Unaffiliated issuers	884,939,089	2,515,881,413
Affiliated issuers	46,916,442	46,916,442
Cash		1,946,396
Dividends and securities lending income receivable		2,591,942
Prepaid expenses		6,764
		2,567,342,957
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		585,282
Liability for securities on loan—Note 1(b)		7,574,859
Payable for shares of Common Stock redeemed		5,103,921
Payable for futures variation margin—Note 4		156,538
Accrued expenses		217,147
		13,637,747
Net Assets ($)		2,553,705,210
Composition of Net Assets ($):
Paid-in capital		900,361,070
Accumulated undistributed investment income—net		703,875
Accumulated net realized gain (loss) on investments		21,374,342
Accumulated net unrealized appreciation (depreciation) on investments (including $323,599 net unrealized appreciation on futures)		1,631,265,923
Net Assets ($)		2,553,705,210

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	2,344,943,657	208,761,553
Shares Outstanding	43,849,294	3,898,962
Net Asset Value Per Share ($)	53.48	53.54

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	46,741,737
Affiliated issuers	265,857
Income from securities lending—Note 1(b)	97,169
Interest	13,345
Total Income	47,118,108
Expenses:
Management fee—Note 3(a)	5,818,856
Distribution fees—Note 3(b)	508,736
Directors’ fees and expenses—Note 3(d)	174,908
Prospectus and shareholders’ reports	123,588
Professional fees	79,133
Loan commitment fees—Note 2	49,252
Shareholder servicing costs—Note 3(c)	7,964
Registration fees	2,703
Interest expense—Note 2	514
Miscellaneous	150,726
Total Expenses	6,916,380
Less—reduction in fees due to earnings credits—Note 3(c)	(140)
Net Expenses	6,916,240
Investment Income—Net	40,201,868
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	51,525,359
Net realized gain (loss) on futures	6,793,815
Net Realized Gain (Loss)	58,319,174
Net unrealized appreciation (depreciation) on investments	363,610,257
Net unrealized appreciation (depreciation) on futures	566,578
Net Unrealized Appreciation (Depreciation)	364,176,835
Net Realized and Unrealized Gain (Loss) on Investments	422,496,009
Net Increase in Net Assets Resulting from Operations	462,697,877

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2017	2016
Operations ($):
Investment income—net	40,201,868	39,504,813
Net realized gain (loss) on investments	58,319,174	58,654,548
Net unrealized appreciation (depreciation) on investments	364,176,835	136,407,444
Net Increase (Decrease) in Net Assets Resulting from Operations	462,697,877	234,566,805
Distributions to Shareholders from ($):
Investment income—net:
Initial Shares	(37,288,688)	(38,523,757)
Service Shares	(2,942,855)	(3,459,777)
Net realized gain on investments:
Initial Shares	(50,253,942)	(66,770,473)
Service Shares	(4,870,215)	(6,995,648)
Total Distributions	(95,355,700)	(115,749,655)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	330,265,209	175,074,006
Service Shares	5,490,066	14,779,629
Distributions reinvested:
Initial Shares	87,542,630	105,294,230
Service Shares	7,813,070	10,455,425
Cost of shares redeemed:
Initial Shares	(410,263,974)	(267,602,472)
Service Shares	(36,621,638)	(38,417,929)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(15,774,637)	(417,111)
Total Increase (Decrease) in Net Assets	351,567,540	118,400,039
Net Assets ($):
Beginning of Period	2,202,137,670	2,083,737,631
End of Period	2,553,705,210	2,202,137,670
Undistributed investment income—net	703,875	733,550
Capital Share Transactions (Shares):
Initial Shares
Shares sold	6,720,657	4,042,774
Shares issued for distributions reinvested	1,811,821	2,462,148
Shares redeemed	(8,326,728)	(6,171,082)
Net Increase (Decrease) in Shares Outstanding	205,750	333,840
Service Shares
Shares sold	111,594	347,728
Shares issued for distributions reinvested	162,007	244,569
Shares redeemed	(745,122)	(892,184)
Net Increase (Decrease) in Shares Outstanding	(471,521)	(299,887)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	45.86	43.42	44.99	40.84	31.86
Investment Operations:
Investment income—net[a]	.85	.83	.80	.74	.66
Net realized and unrealized gain (loss) on investments	8.79	4.04	(.32)	4.65	9.39
Total from Investment Operations	9.64	4.87	.48	5.39	10.05
Distributions:
Dividends from investment income—net	(.85)	(.88)	(.81)	(.75)	(.68)
Dividends from net realized gain on investments	(1.17)	(1.55)	(1.24)	(.49)	(.39)
Total Distributions	(2.02)	(2.43)	(2.05)	(1.24)	(1.07)
Net asset value, end of period	53.48	45.86	43.42	44.99	40.84
Total Return (%)	21.53	11.71	1.11	13.42	32.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.27	.27	.27	.27	.29
Ratio of net expenses to average net assets	.27	.27	.27	.27	.29
Ratio of net investment income to average net assets	1.71	1.91	1.81	1.76	1.82
Portfolio Turnover Rate	2.90	3.87	3.74	1.59	3.76
Net Assets, end of period ($ x 1,000)	2,344,944	2,001,468	1,880,694	1,955,325	1,798,538

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	45.91	43.47	45.03	40.89	31.90
Investment Operations:
Investment income—net[a]	.72	.72	.69	.64	.57
Net realized and unrealized gain (loss) on investments	8.81	4.04	(.31)	4.63	9.40
Total from Investment Operations	9.53	4.76	.38	5.27	9.97
Distributions:
Dividends from investment income—net	(.73)	(.77)	(.70)	(.64)	(.59)
Dividends from net realized gain on investments	(1.17)	(1.55)	(1.24)	(.49)	(.39)
Total Distributions	(1.90)	(2.32)	(1.94)	(1.13)	(.98)
Net asset value, end of period	53.54	45.91	43.47	45.03	40.89
Total Return (%)	21.22	11.44	.86	13.10	31.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.52	.52	.52	.54
Ratio of net expenses to average net assets	.52	.52	.52	.52	.54
Ratio of net investment income to average net assets	1.46	1.66	1.56	1.50	1.57
Portfolio Turnover Rate	2.90	3.87	3.74	1.59	3.76
Net Assets, end of period ($ x 1,000)	208,762	200,670	203,044	234,542	239,742

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Stock Index Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an indirect wholly-owned subsidiary of BNY Mellon, serves as the fund’s index manager.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (250 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability

NOTES TO FINANCIAL STATEMENTS (continued)

in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2017 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investment in Securities:
Equity Securities- Domestic Common Stocks†	2,493,203,387	-	-	2,493,203,387
Equity Securities- Foreign Common Stocks†	20,972,005	-	-	20,972,005
Registered Investment Companies	46,916,442	-	-	46,916,442
U.S. Treasury	-	1,706,021	-	1,706,021
Other Financial Instruments:
Futures††	323,599	-	-	323,599

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end.

At December 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2017, The Bank of New York Mellon earned $17,980 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,193,595, undistributed capital gains $54,118,619 and unrealized appreciation $1,594,892,882.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2017 and December 31, 2016 were as

NOTES TO FINANCIAL STATEMENTS (continued)

follows: ordinary income $42,151,900 and $42,944,377, and long-term capital gains $53,203,800 and $72,805,278, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2017 was approximately $24,400 with a related weighted average annualized interest rate of 2.11%.

NOTE 3—Management Fee, Index-Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .245% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to an index-management agreement (the “Index Agreement”), Dreyfus has agreed to pay Mellon Capital a monthly index-management fee at the annual rate of .095% of the value of the fund’s average daily net assets. Pursuant to the Index Agreement, Mellon Capital pays the Custodian for its services to the fund.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2017, Service shares were charged $508,736 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2017, Initial shares were charged $6,129 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2017, the fund was charged $1,463 for transfer agency services and $140 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $140.

During the period ended December 31, 2017, the fund was charged $11,202 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $531,259, Distribution Plan fees $44,350, Shareholder Services Plan fees $903, Chief Compliance Officer fees $8,406 and transfer agency fees $364.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended December 31, 2017, amounted to $67,793,361 and $142,821,838, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2017 is discussed below.

NOTES TO FINANCIAL STATEMENTS (continued)

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2017 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2017:

Average Market Value ($)
Equity futures	37,136,593

At December 31, 2017, the cost of investments for federal income tax purposes was $967,904,973; accordingly, accumulated net unrealized appreciation on investments was $1,594,892,882, consisting of $1,656,353,590 gross unrealized appreciation and $61,460,708 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was executed in a two-step transaction: shares were repurchased by Tribune in a tender offer in June 2007 and then in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were

“fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases were consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)).

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but did not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL that applied to most, but not all, of the cases in the Tribune MDL. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

NOTES TO FINANCIAL STATEMENTS (continued)

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. On March 29, 2016, the Second Circuit issued its decision on the appeal and cross-appeal. A panel of three judges unanimously affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Bankruptcy Code. On April 12, 2016, the plaintiffs/appellants filed a petition with the Second Circuit requesting rehearing of the appeal by the same panel of judges and/or rehearing en banc by all judges on the Second Circuit. On July 22, 2016, the Second Circuit denied both requests for rehearing. On September 9, 2016, Plaintiffs filed a petition for certiorari with the U.S. Supreme Court. A brief in opposition to the petition was filed on behalf of defendants on October 24, 2016. Plaintiffs filed a reply brief on November 4, 2016. As of January 22, 2018, the Supreme Court had not ruled on the petition.

In the FitzSimons case, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014 and briefing was completed in July 2014. On January 9, 2017, Judge Sullivan entered an order granting the “global” motion and dismissing the claim against all the Shareholder Defendants. On February 2, 2017, the plaintiff filed a request to seek leave to appeal with the court. On February 23, 2017, the Court entered an order stating that it would permit the Plaintiff to make an interlocutory appeal of the dismissal of the claim, but only after the Court decided other pending motions to dismiss that do not involve the Shareholder Defendants. As of January 22, 2018, the Court had not decided those other motions.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Stock Index Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Stock Index Fund, Inc. (the “Fund”), including the statements of investments, investments in affiliated issuers and futures, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dreyfus Stock Index Fund, Inc. at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 09, 2018

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2017 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, the fund hereby reports $.0407 per share as a short-term capital gain distribution and $1.1276 per share as a long-term capital gain distribution paid on March 31, 2017.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 46

———————

David P. Feldman (78)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 32

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 54

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 54

———————

Lynn Martin (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 101

———————

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 32

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 63 investment companies (comprised of 127 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 64 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since September 2003.

Director – Mutual Fund Accounting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2007.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2003.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 64 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (64 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 58 investment companies (comprised of 146 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Stock Index Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Index Fund Manager

Mellon Capital Management Corporation
500 Grant Street
Pittsburgh, PA 15258

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0763AR1217

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,856 in 2016 and $34,702 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,507 in 2016 and $11,104 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,766 in 2016 and $3,503 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $21 in 2016 and $24 in 2017. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $17,871,092 in 2016 and $31,379,272 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Stock Index Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 9, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 9, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)